Annual Shareholder’s Meeting May 26, 2021 Exhibit 99.1

Forward-Looking Statements Disclaimer Page 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; heightened regulatory requirements resulting from our total assets exceeding $10 billion; changes in accounting standards; any failure to comply with fair lending and other laws and regulations; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services; loan credit losses exceeding estimates; the soundness of other financial institutions; declining oil and gas prices, and declining demand for coal; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial-of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security and data protection rules and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligations; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; our status as a “controlled company” under NASDAQ Marketplace Rules; the volatility in the price and trading volume of our Class A common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our Class A common stock not being an insured deposit; the holders of the Class B common stock having voting control of the Company and the ability to determine virtually all matters submitted to stockholders, including potential change in control transactions; the potential dilutive effect of future equity issuances; the subordination of our Class A common stock to our existing and future indebtedness; the COVID-19 pandemic and the U.S. government’s response to the pandemic; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events. These factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FIBK Today

Overview	
Headquarters	Billings, MT
Kroll Rating (Subordinated Notes)	BBB
Total Assets	$17.7 Billion
Trust Assets Under Management	$5.2 Billion
Total Deposits	$14.2 Billion

Description

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - Over 145 banking offices
  - 238 ATMs, plus 37,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and Small Business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic pillars:
  - Our People, Our Priority
  - Relentless Client Focus
  - Future-Ready, Today
  - Financial Vitality

Asset Mix



Company Owned Life Insurance 1.7%
Premises & Equipment 1.8%
Other Assets 1.3%
Mortgage Loans HFS 0.4%
Mortgage Servicing Rights 0.1%
Goodwill & Intangible Assets 4.0%
Cash 12.9%
Net Loans 54.8%
Investment Securities 23.0%

Liability Mix



Long-Term Debt 0.7%
TruPS 0.6%
Other 1.1%
REPOs 7.0%
Deposits 90.6%

2020 Revenue Breakdown



Non-Interest Income 24.0%
Net Interest Income 76.0%

As of December 31, 2020

Page 3

Page 4 Maximizing Shareholder Value

Shareholder Value Creation: ROE Page 5 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 2016 2017 2018 2019 2020 First Interstate Return on Average Equity^ vs. Peers* First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile ^Source: SNL and company reports *The comparison to peers shown throughout this presentation is to our 2021 Proxy filing peers.

Shareholder Value Creation: EPS Growth Page 6 -40.00% -30.00% -20.00% -10.00% 0.00% 10.00% 20.00% 30.00% 40.00% 2016 2017 2018 2019 2020 Annual Earnings Per Share^ vs Peers First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile ^Source: Bloomberg

Page 7 Solid Financial Performance

Earnings per Share Page 8 $2.13 $2.05 $2.75 $2.83 $2.53 1.00% 3.00% 5.00% 7.00% 9.00% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 2016 2017 2018 2019 2020 $ i n M il li o n s EPS Compounded EPS Growth (4.74%)

Pre-Provision Net Revenue (PPNR) per Share Page 9 $3.46 $3.23 $3.69 $3.90 $4.18 1.00% 3.00% 5.00% 7.00% 9.00% $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2016 2017 2018 2019 2020 $ i n M il li o n s PPNR (1) Compounded PPNR Growth (4.84%) (1) PPNR is calculated as Net Income Before Tax + Provision Expense and is a Non-GAAP measurement. See the Non-GAAP reconciliation for reconciliation to GAAP.

Page 10 Our Company

Diversified Loan Portfolio by Industry Loan Mix Commercial Commercial Real Estate & Construction Agriculture RE 2% Commercial RE 38% Residential RE 14% Construction RE 11% Consumer 10% Agriculture 3% Commercial 22% $9.8 Billion in Loans Real Estate and Rental and Leasing 13% Construction 11% Health Care and Social Assistance 11% Retail Trade 8% Professional, Scientific, and Technical Services 7% Accommodation and Food Services 7% Manufacturing 6% Transportation and Warehousing 6% Finance and Insurance 4% Other Services (except Public Administration) 3% All Other 24% Owner Occupied 35% Non-Owner Occupied 35% Residential Real Estate - Multi Family 8% Land Acquisition and Development 6% Residential Construction 5% Commercial Construction 11% Page 11 As of December 31, 2020 • Average (total) loan size = $69k outstanding / $85k committed exposure • Average C&I loan size = $126k outstanding / $229k committed exposure • Average CRE loan size = $760k outstanding / $870k committed exposure

Superior Credit Performance Non-Performing Assets to Total Assets^Net Charge-Offs to Average Loans^ 12 Allowance for Credit Losses to Total Loan and Leases^ 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2016 2017 2018 2019 2020 First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2016 2017 2018 2019 2020 First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2016 2017 2018 2019 2020 First Interstate Top Peer Quartile Median Peer Average Peer Bottom Peer Quartile ^Source: SNL

Strong Core Deposit Base Page 13 As of December 31, 2020 Overview Total Deposits $14.2 Billion Total Core Deposits* $13.8 Billion Cost of Deposits (Q4 2020) 8 basis points Demand Non- Interest Bearing 33% Demand Interest Bearing 29% Savings 31% Time Other 4% CDs > $100k 3% *Core Deposits defined as total deposits excluding time deposits >$100,000 and Brokered Deposits Sources: SNL and company reports

Management’s priority is to deploy capital through: Page 14 Return on Capital Organic Growth M&A Share Repurchases Special Dividend Dividends Capital Deployment

Actively Growing Franchise 1968 Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 2015 Absarokee Bancorporation, Inc. 2017 Bank of the Cascades $3.2 Billion 46 branches 2014 Mountain West Financial Corp. 2016 Flathead Bank of Bigfork $225 million 7 Branches 2018 Inland Northwest Bank, filling in footprint in the PNW $827 million 20 Branches April 2019 Idaho Independent Bank (IIBK) $725 million 11 Branches Community 1st Bank (CMYF) $130 million 3 Branches FIBK IIBK CMYF Page 15 1916 Predecessor to First Interstate Bank is Established

CUMULATIVE REPURCHASE SUMMARY Shares Approved for Repurchase: 4,000,000 Shares Purchased Since 02/28/20: 3,610,842 Shares Purchased YTD 2021 72,500 Shares Remaining: 389,158 Shares Purch. % of Shares Approved 90% Principal total purchased since 02/28/20: $118,203,720.29 Average Repurchase Price: $32.76 Average Price Limit: $33.00 3,610,842 $25.00 $26.00 $27.00 $28.00 $29.00 $30.00 $31.00 $32.00 $33.00 $34.00 $35.00 $36.00 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 $43.00 $44.00 $45.00 $46.00 $47.00 $48.00 $49.00 $50.00 $51.00 $52.00 $53.00 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2 / 2 8 / 2 0 3 / 1 3 / 2 0 3 / 2 7 / 2 0 4 / 1 0 / 2 0 4 / 2 4 / 2 0 5 / 8 / 2 0 5 / 2 2 / 2 0 6 / 5 / 2 0 6 / 1 9 / 2 0 7 / 3 / 2 0 7 / 1 7 / 2 0 7 / 3 1 / 2 0 8 / 1 4 / 2 0 8 / 2 8 / 2 0 9 / 1 1 / 2 0 9 / 2 5 / 2 0 1 0 / 9 / 2 0 1 0 / 2 3 / 2 0 1 1 / 6 / 2 0 1 1 / 2 0 / 2 0 1 2 / 4 / 2 0 1 2 / 1 8 / 2 0 1 / 1 / 2 1 1 / 1 5 / 2 1 1 / 2 9 / 2 1 2 / 1 2 / 2 1 2 / 2 6 / 2 1 3 / 1 2 / 2 1 3 / 2 6 / 2 1 4 / 9 / 2 1 4 / 2 3 / 2 1 S H A R E P R IC E S H A R E S R E P U R C H A S E D CUMULATIVE SHARES REPURCHASED SINCE 02/28/20 Share Price CUMULATIVE SHARES PURCHASED CUM. AVG. SHARE PRICE: $32.76 AVERAGE PURCHASE PRICE LIMIT: $33 FIBK: Share Buyback

Consistent Dividend to Shareholders Page 17 $0.45 $0.61 $0.41 $0.64 $0.80 $0.88 $0.96 $1.12 $1.24 $2.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Dividend * Accelerated Dividend paid in 2012 ** Includes a special dividend of $0.60/share ***

FIBK Shareholder Return vs. Indices


FIBK: TOTAL RETURN (03/23/2010 THROUGH 12/31/2020)
Percent (%)
350
300
250
200
150
100
50
0
-50
-100
295.78 %
181.20 %
138.93 %
Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 May-16 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20
FIBK
S&P 500 Index
KBW Bank Index

Appendix Page 19

Non-GAAP Financial Measures Page 20 This presentation contains pre-provision net revenue (PPNR) and pre-provision net revenue per share (PPNRPS), which are non-GAAP financial measures that management uses to evaluate our capital adequacy. PPNR is calculated as net-interest income plus non-interest income less non-interest expense, and PPNRPS is calculated as PPNR divided by diluted weighted average common shares outstanding. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our continuing operations, are useful to investors in evaluating the Company’s performance. See the Non-GAAP Financial Measures reconciliation table included below for a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP Reconciliation Page 21 (Dollars in millions except per share data) Pre-Provision Net Revenue (PPNR) 2016 2017 2018 2019 2020 Net interest income (GAAP) $279.8 $349.8 $432.5 $495.0 $497.0 Plus: Noninterest income (GAAP) $131.7 $137.6 $138.8 $142.6 $156.7 Total revenues (GAAP) $411.5 $487.4 $571.3 $637.6 $653.7 Less: Noninterest expense (GAAP) $256.2 $319.7 $356.4 $388.6 $387.5 PPNR (Non-GAAP) (A) $155.3 $167.7 $214.9 $249.0 $266.2 Less: Provision expense (GAAP) $10.0 $11.0 $8.6 $13.9 $56.9 Net income before tax (GAAP) $145.3 $156.7 $206.3 $235.1 $209.3 Less: Income Tax expense (GAAP) $49.6 $50.2 $46.1 $54.1 $48.1 Net income (GAAP) (B) $95.7 $106.5 $160.2 $181.0 $161.2 Weighted average common shares outstanding for diluted earnings per common share computation (C) 44,910,396 51,903,209 58,217,123 63,884,868 63,729,470 Earnings Per Share (EPS) (B) / (C) $2.13 $2.05 $2.75 $2.83 $2.53 PPNR EPS (A) / (C) $3.46 $3.23 $3.69 $3.90 $4.18